UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
HYRECAR INC.
(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

915 Wilshire Blvd., Suite 1950
Los Angeles, CA 90017
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 21, 2023
Dear Stockholder:
We are pleased to invite you to attend the Special Meeting of Stockholders (the “Special Meeting”) of HyreCar Inc., a Delaware corporation (“HyreCar” or the “Company”), which will be held on March 21, 2023 at 10 a.m. Pacific Time. The Special Meeting will be held in a virtual meeting format via live webcast at: www.virtualshareholdermeeting.com/HYRE2023SM.
In addition to voting by submitting your proxy prior to the Special Meeting, you also will be able to vote your shares electronically during the Special Meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement. The Special Meeting is being held for the following purposes:
1.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”) from 50,000,000 shares to 500,000,000 shares;

2.
To approve an amendment to the Certificate of Incorporation, and to authorize the Company’s Board of Directors (the “Board”), to effect a reverse stock split of the Company’s issued and outstanding Common Stock within a range from 1-for-2 to 1-for-50, with the exact ratio of the reverse stock split to be determined by the Board in their sole discretion;

3.
To approve, as required by and in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of our outstanding Common Stock at a price per share that is less than the “Minimum Price” pursuant to the transactions contemplated by that certain Securities Purchase Agreement, dated January 6, 2023, and as amended on January 12, 2023, by and between the Company and the parties thereto including (i) the conversion in full of the outstanding shares of our Series B Preferred Stock, (ii) the exercise in full of the common stock purchase warrants issued thereunder and (iii) the conversion in full of the secured convertible debentures to be issued thereunder; and

4.	To transact such other matters as may properly come before the Special Meeting and any adjournment or postponement thereof.
Our Board has fixed January 30, 2023 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and at any adjournment or postponement of the meeting.
All stockholders are cordially invited to attend the Special Meeting. Whether or not you expect to attend the Special Meeting, we hope you will vote as soon as possible. Information about voting methods is set forth in the accompanying Proxy Statement.
IF YOU PLAN TO ATTEND:
To be admitted to the Special Meeting at www.virtualshareholdermeeting.com/HYRE2023SM you must have your control number available and follow the instructions found on your proxy card or voting instruction form. You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting. Please allow sufficient time before the Special Meeting to complete the online check-in process. Your vote is very important.
BY ORDER OF THE BOARD OF DIRECTORS

Grace Mellis
Chairman of the Board of Directors
, 2023

You are cordially invited to virtually attend the Special Meeting. Whether or not you expect to virtually attend the Special Meeting, PLEASE VOTE YOUR SHARES IN ADVANCE. Promptly voting your shares will save HyreCar the expenses and extra work of additional solicitation. You may vote your shares in advance of the Special Meeting via the internet, by telephone or, by mailing the completed proxy card. Voting instructions are printed on your proxy card.

If you were a stockholder of record as of January 30, 2023, you may vote online during the Special Meeting. If, on January 30, 2023, your shares of our common stock were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, you are also invited to attend the Special Meeting and may vote online during the Special Meeting. However, even if you plan to attend the Special Meeting, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 21, 2023

Our proxy statement for the Special Meeting and form of proxy card are also available free of charge at www.proxyvote.com.

915 Wilshire Blvd., Suite 1950
Los Angeles, CA 90017
PROXY STATEMENT FOR THE
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 21, 2023
The Board of Directors (the “Board” or “Board of Directors”) of HyreCar Inc., a Delaware corporation (“HyreCar” or the “Company”) is soliciting your proxy to vote at the Special Meeting of Stockholders (the “Special Meeting”) to be held on March 21, 2023, at 10 a.m. Pacific Time, in a virtual format via live webcast at www.virtualshareholdermeeting.com/HYRE2023SM and at any adjournment or postponement thereof.
The Special Meeting will be held entirely online to allow greater participation. Stockholders may participate in the Special Meeting by visiting the following website: www.virtualshareholdermeeting.com/HYRE2023SM. To participate in the Special Meeting, you will need the 16-digit control number included on your proxy card, the Notice of Internet Availability, or on the instructions that accompanied your proxy materials. Stockholders attending the Special Meeting virtually will be afforded the same rights and opportunities to participate as they would at an in-person meeting.
Only holders of record of outstanding shares of the Company’s common stock, par value $0.00001 per share, (“Common Stock”) of the Company at the close of business on January 30, 2023 (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponements thereof. Each holder of Common Stock is entitled to one vote for each share of Common Stock held on the record date. There were     32,105,782 shares of Common Stock outstanding and entitled to vote on January 30, 2023.
This proxy statement and accompanying proxy card are being provided to stockholders of the Company on or about February 13, 2023.

QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING
What is a proxy?
A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing a proxy card, as more fully described herein, you are designating Eduardo Iniguez, our interim Chief Executive Officer and Chief Financial Officer, and AJ Lee, our Senior Vice President of Growth, as your proxies for the Special Meeting and you are authorizing Messrs. Iniguez and Lee to vote your shares at the Special Meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the Special Meeting. Even if you plan to attend the Special Meeting virtually, we urge you to vote your shares by proxy in advance of the Special Meeting electronically through the internet, by telephone or by completing and returning the enclosed printed proxy card.
What is a proxy statement?
A proxy statement is a document that we are required by regulations of the Securities and Exchange Commission, or “SEC,” to give you when we ask you to sign a proxy card designating Messrs. Iniguez and Lee as proxies to vote on your behalf.
Why did you send me this proxy statement?
We sent you this proxy statement and the accompanying proxy card because our Board is soliciting your proxy to vote at the Special Meeting. This proxy statement summarizes information related to your vote at the Special Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Special Meeting webcast. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote over the internet or by telephone. Only stockholders who owned our common stock on January 30, 2023 are entitled to vote at the Special Meeting.
What Does it Mean if I Receive More than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.
How do I attend the Special Meeting?
The Special Meeting will be held on March 21, 2023, at 10 a.m. Pacific Time in a virtual format online by accessing: www.virtualshareholdermeeting.com/HYRE2023SM. Information on how to vote in person at the Special Meeting is discussed below.
Who is Entitled to Vote?
The Board has fixed the close of business on January 30, 2023 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. On the Record Date, there were 32,105,782 shares of common stock outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Special Meeting. Our common stock is the only class of securities entitled to vote at the Special Meeting.
In accordance with certain guidance of Nasdaq that applies with respect to the Nasdaq Issuance Proposal, the Investors (as defined below), to the extent they own any shares of our Common Stock, shall not be entitled to vote on Proposal 3, the Nasdaq Issuance Proposal, due to their direct interest in such proposal.
What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?
If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, the proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.
Who May Attend the Special Meeting?
Only record holders and beneficial owners who held shares of our common stock on the Record Date, or their duly authorized proxies, may attend the Special Meeting. If your shares of common stock are held in street name, you will need to provide a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.
What am I Voting on?
There are three matters scheduled for a vote:
1.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of the Company’s Common Stock from 50,000,000 shares to 500,000,000 shares (referred to herein as the “Authorized Stock Amendment Proposal”);

2.
To approve an amendment to the Certificate of Incorporation, and to authorize the Board, to effect a reverse stock split of the Company’s issued and outstanding Common Stock within a range from 1-for-2 to 1-for-50, with the exact ratio of the reverse stock split to be determined by the Board in their sole discretion (referred to herein as the “Reverse Split Amendment Proposal”); and

3.
To approve, as required by and in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of our outstanding Common Stock at a price per share that is less than the “Minimum Price” pursuant to the transactions contemplated by that certain Securities Purchase Agreement, dated January 6, 2023, and as amended January 12, 2023, by and between the Company and the parties thereto (the “Securities Purchase Agreement”), including (i) the conversion in full of the outstanding shares of our Series B Preferred Stock, par value $0.00001 per share (the “Series B Preferred Stock”), (ii) the exercise in full of the common stock purchase warrants issued thereunder (the “Warrants”) and (iii) the conversion in full of the secured convertible debentures to be issued thereunder (the “Debentures”) (such proposal referred to herein as the “Nasdaq Issuance Proposal”).

What if another matter is properly brought before the Special Meeting?
The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How Do I Vote?

Mailing your signed proxy card or voter instruction card.	Using the internet at www.proxyvote.com	1-800-690-6903	You can vote at the meeting at: www.virtualshareholdermeeting.com/HYRE2023SM
Stockholders of Record
If you are a registered shareholder, you may vote by mail, internet, or phone by following the instructions in this Proxy Statement and accompanying proxy card. The deadline for submitting your proxy by internet is 11:59 p.m.

Eastern Time on March 20, 2023. Our Board’s designated proxies, Messrs. Iniguez and Lee, will vote your shares according to your instructions. If you attend the live webcast of the Special Meeting you also will be able to vote your shares electronically at the meeting up until the time the polls are closed.
Beneficial Owners of Shares Held in Street Name
If you are a street name holder, your broker or nominee firm is the legal, registered owner of the shares, and it may provide you with the proxy materials. The materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares. Please check the voting instruction card or contact your broker or other nominee to determine whether you will be able to deliver your voting instructions by internet in advance of the meeting and whether, if you attend the live webcast of the Special Meeting, you will be able to vote your shares electronically at the meeting up until the time the polls are closed.
All shares entitled to vote and represented by a properly completed and executed proxy received before the Special Meeting and not revoked will be voted at the Special Meeting as instructed in a proxy delivered before the Special Meeting. We provide internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How Many Votes do I Have?
On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.
Is My Vote Confidential?
Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.
What Constitutes a Quorum?
To carry on business at the Special Meeting, we must have a quorum. A quorum is present when a majority of the shares of Common Stock entitled to vote, as of the Record Date, are represented in person or by proxy at the Special Meeting. Thus, 16,052,892 shares must be represented in person or by proxy to have a quorum at the Special Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is not a quorum at the Special Meeting, either the chairperson of the Special Meeting or our stockholders entitled to vote at the Special Meeting may adjourn the Special Meeting.
How Will my Shares be Voted if I Give No Specific Instruction?
We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:
1.	“For” the approval of the Authorized Stock Amendment Proposal;
2.	“For” the approval of the Reverse Split Amendment Proposal; and
3.	“For” the approval of the Nasdaq Issuance Proposal.
If other matters properly come before the Special Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Messrs. Iniguez and Lee, the Board’s designated proxies.
If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.
What is a Broker Non-Vote?
A broker “non-vote” generally occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a proposal because the broker or other nominee has not received instructions as to such proposal from the beneficial owner and does not have discretionary powers as to such proposal because it is a “non-routine”

matter. Proposals 1 and 2 are considered routine matters and, as such, if you are a beneficial owner and do not provide your broker or other nominee with instructions on how to vote your street name shares, your broker or nominee will be permitted to exercise discretion to vote on Proposals 1 and 2 at the Special Meeting. Proposal 3 is a “non-routine” matter and therefore, if you are a beneficial owner and do not provide your broker or other nominee with instructions on how to vote your street name shares, your broker or nominee will not be permitted to vote on Proposal 1 at the Special Meeting.
Broker non-votes will have the effect of a vote against Proposal 3. If you hold your shares in street name, it is therefore particularly important that you instruct your brokers on how you wish to vote your shares so that your vote can be counted. We encourage you to provide instructions to your broker regarding the voting of your shares.
How many votes are required to approve each proposal?
The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:
Proposal	Votes Required	Voting Options
Proposal 1: Approval of the Authorized Stock Amendment Proposal	The affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding as of the Record Date.	“FOR” “AGAINST” “ABSTAIN”

Proposal 2: Approval of the Reverse Split Amendment Proposal	The affirmative vote of the holders of a majority of the shares of Common Stock issued and outstanding as of the Record Date.	“FOR” “AGAINST” “ABSTAIN”

Proposal 3: Approval of the Nasdaq Issuance Proposal	The affirmative vote of a majority of the votes cast at the Special Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”
What is an Abstention?
An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Special Meeting. Generally, unless provided otherwise by applicable law, our Amended and Restated Bylaws (the “Bylaws”) provide that an action of our stockholders (other than the election of directors) is approved by the affirmative vote of a majority of the votes cast. Since abstentions are not considered “votes cast,” abstentions will have no effect on Proposal 3. With respect to Proposals 1 and 2, Delaware law requires that these amendments to the Certificate of Incorporation be approved by the affirmative vote of a majority of our outstanding Common Stock. Therefore, abstentions will have the same effect as a vote “AGAINST” for Proposals 1 and 2.
What Are the Voting Procedures?
With regard to Proposals 1, 2 and 3, you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.
Is My Proxy Revocable?
If you are a registered stockholder, you may revoke or change your vote at any time before the proxy is voted by filing with our Secretary, at 915 Wilshire Blvd., Suite 1950, Los Angeles, CA 90017, either a written notice of revocation or a duly executed proxy bearing a later date. If you attend the live webcast of the Special Meeting you may revoke your proxy or change your proxy vote by voting electronically at the meeting. Your attendance at the Special Meeting will not by itself revoke a previously granted proxy.
If your shares are held in street name or you hold shares through a retirement or savings plan or other similar plan, please check your voting instruction card or contact your broker, nominee, trustee or administrator to determine whether you will be able to revoke or change your vote.

Who is Paying for the Expenses Involved in Preparing this Proxy Statement?
All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials.
Do I Have Dissenters’ Rights of Appraisal?
HyreCar stockholders do not have appraisal rights under Delaware law or under HyreCar’s governing documents with respect to the matters to be voted upon at the Special Meeting.
Are There Voting Agreements that Impact these Proposals?
Pursuant to the Securities Purchase Agreement, the Company agreed to seek voting agreements from all directors, officers and major stockholders of the Company to vote in favor of the Authorized Stock Amendment Proposal, the Reverse Split Amendment Proposal, and the Nasdaq Issuance Proposal (the “Voting Agreements”). Pursuant to the Voting Agreements, each director and officer of the Company and certain major stockholders of the Company have agreed, with respect to all of the voting securities of the Company that such person or entity beneficially owns as of the date thereof or thereafter, to vote in favor of the proposals presented herein, representing approximately 37% of our outstanding shares of Common Stock.
How Can I Find out the Results of the Voting at the Special Meeting?
Preliminary voting results will be announced at the Special Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K with the SEC within four business days after the Special Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

PROPOSAL 1

APPROVAL OF THE AUTHORIZED STOCK AMENDMENT PROPOSAL
On January 30, 2023, the Board adopted a resolution approving, and recommending that the Company’s stockholders approve, this proposal to amend Article IV.A. of our Certificate of Incorporation (the “Authorized Stock Charter Amendment”) to increase the number of authorized shares of Common Stock by 450,000,000 shares, or from 50,000,000 shares to 500,000,000 shares, The following discussion is qualified by the text of the Authorized Stock Charter Amendment, the form of which is set forth in Appendix A attached to this proxy statement. The Board believes that the Authorized Stock Charter Amendment is necessary to maintain flexibility to issue shares of Common Stock for future corporate needs and to allow for the issuance of the shares of Common Stock pursuant to the Securities Purchase Agreement.
The additional authorized shares of Common Stock to be authorized by the Authorized Stock Charter Amendment would have rights identical to our current issued and outstanding shares of Common Stock. Issuance of the additional shares of Common Stock would not affect the rights of the holders of our issued and outstanding shares of Common Stock, except for effects incidental to any increase in the number of shares of Common Stock issued and outstanding, such as dilution of earnings per share and voting rights.
If the Authorized Stock Charter Amendment is approved by stockholders at the Special Meeting, then it will become effective on the date of filing of a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State, which filing is expected to occur promptly following the Special Meeting. The Board reserves the right, notwithstanding stockholder approval of the Authorized Stock Charter Amendment and without further action by our stockholders, not to proceed with the Authorized Stock Charter Amendment at any time before it becomes effective.
Capitalization
Our Certificate of Incorporation currently authorizes up to 65,000,000 shares of capital stock, of which 50,000,000 are authorized shares of Common Stock and 15,000,000 are authorized shares of preferred stock, par value $0.00001 per share. As of January 30, 2023, we have 1,500,000 shares of preferred stock designated as Series A Non-Voting Preferred Stock, of which none are issued and outstanding, and 6,850 shares of preferred stock designated as Series B Preferred Stock, of which 4,253.00024 shares are issued and outstanding. The Authorized Stock Charter Amendment does not affect the number of authorized shares of preferred stock.
As of January 30, 2023, we had 32,105,782 shares of Common Stock issued and outstanding, and the following shares of Common Stock reserved for future issuance:
•	outstanding options exercisable to acquire an aggregate of shares of our stock, exercisable at a weighted average exercise price of $ per share;
•	outstanding restricted stock units that may be settled in our Common Stock;
•
outstanding warrants to purchase an estimated aggregate of    shares of our Common Stock, all of which are exercisable at an estimated weighted average exercise price of $    per share (not including the Warrants described below);

•	shares of our Common Stock reserved for issuance under our 2018 Equity Incentive Plan; and
•	shares of our Common Stock reserved for issuance under our 2021 Equity Incentive Plan.
Further, as described in greater detail under Proposal 3, we propose to approve the issuance of up to a maximum of 151,996,259 shares of Common Stock upon the conversion of 4,222 shares of Series B Preferred Stock at the Floor Price (as defined below), the exercise of the Warrants and the conversion of $8,888,888 worth of Debentures at the Floor Price (as defined below), which were issued, or will be issued in the case of the Debentures, pursuant to the Securities Purchase Agreement (the Series B Preferred Stock, the Warrants and the Debentures, collectively, the “Investor Derivative Securities”). At the time of entering into the Securities Purchase Agreement, we reserved 10,856,945 shares of Common Stock for issuance upon the conversion or exercise, as applicable, of the Investor Derivative Securities, and the remaining 141,139,314 shares of Common Stock that may be issued upon the conversion or exercise, as applicable, of the Investor Derivative Securities will be reserved if and when the Authorized Stock Amendment Proposal is approved and the Authorized Stock Charter Amendment is effected.

Accordingly, on January 30, 2023, in consideration of the foregoing, the Board approved the Authorized Stock Charter Amendment in substantially the form set forth in Appendix A and has recommended that our stockholders do the same.
Reasons for the Authorized Stock Charter Amendment
The additional authorized shares of Common Stock under the Authorized Stock Charter Amendment are necessary to satisfy the contractual requirements for the issuance of the Debentures pursuant to the Securities Purchase Agreement and to allow for the conversion or exercise, as applicable, in full of the Investor Derivative Securities. The additional authorized shares of Common Stock also are needed to provide us with appropriate flexibility to utilize equity for business and financial purposes that the Board determines to be in our company’s best interests on a timely basis without the expense and delay of a stockholders’ meeting, including, without limitation, raising capital through one or more future public offerings or private placements of equity securities, expanding our business and product pipeline, acquisition transactions, entering into strategic relationships, providing equity-based compensation and/or incentives to employees, consultants, officers and directors, effecting stock dividends or for other general corporate purposes. The currently remaining authorized Common Stock is not sufficient to permit us to respond to potential business opportunities or to pursue important objectives designed to enhance stockholder value, or to recruit and retain employees, directors, officers and consultants. In particular, without additional authorized shares of Common Stock, we cannot satisfy the contractual requirements for the issuance of the Debentures, as set forth in Proposal 3, and will be severely restricted in our ability to pursue the additional financing required to support and grow our business.
If the Authorized Stock Charter Amendment is not approved by our stockholders, we cannot satisfy the share requirements set forth in Proposal 3 for the issuance of the Debentures and our business development and financing alternatives will be limited by the lack of sufficient unissued and unreserved authorized shares of Common Stock, and stockholder value may be harmed, perhaps severely, by this limitation. In addition, our success depends in part on our continued ability to attract, retain and motivate highly qualified employees, including senior management, and if the Authorized Stock Charter Amendment is not approved by our stockholders, the lack of sufficient unissued and unreserved authorized shares of Common Stock to provide future equity incentive opportunities that the Compensation Committee of our Board deems appropriate could adversely impact our ability to achieve these goals. In summary, if our stockholders do not approve the Authorized Stock Charter Amendment, we may not be able to access the capital markets, conduct strategic business development initiatives, add to our product pipeline, attract, retain and motivate employees and others required to make our business successful, and pursue other business opportunities integral to our growth and success, all of which could severely harm our company and our future prospects.
Possible Effects of the Authorized Stock Charter Amendment
The increase in authorized shares of our Common Stock under the Authorized Stock Charter Amendment will not have any immediate effect on the rights of existing stockholders. However, because the holders of our Common Stock do not have any preemptive rights, future issuance of shares of Common Stock or securities exercisable for or convertible into shares of Common Stock could have a dilutive effect on our earnings per share, book value per share, voting rights of stockholders and could have a negative effect on the price of our Common Stock.
The Board has not proposed the increase in the number of authorized shares of Common Stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of our company. Under certain circumstances, however, the additional authorized shares could be used in a manner that has an anti-takeover effect. For example, the additional shares could be used to dilute the stock ownership or voting rights of persons seeking to obtain control of our company or could be issued to persons allied with the Board or management and thereby have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the Authorized Stock Charter Amendment is approved by stockholders, the additional shares of authorized Common Stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder or group of holders of a large block of Common Stock, or the replacement or removal of one or more directors or members of management.
Interest of Certain Persons in Matters to be Acted Upon
No officer or director has any interest that differs from our stockholders with regard to this Authorized Stock Amendment Proposal.

Vote Required
Delaware law provides that the affirmative vote of the holders of a majority of shares of our outstanding Common Stock is required to approve the Authorized Stock Amendment Proposal. Accordingly, the affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date will be required to approve the Authorized Stock Amendment Proposal. It is therefore critical that you cast your vote if you want it to count in this Proposal. If the stockholders do not approve the Authorized Stock Charter Amendment, the increase in authorized shares of Common Stock will not be implemented. Proposal 3, the Nasdaq Issuance Proposal, is also effectively dependent upon approval of this Authorized Stock Amendment Proposal, as there will not be a sufficient number of authorized shares of Common Stock to effect the issuance of all of the Investor Derivative Securities. It is important for you to note that in the event that Proposal 1, the Authorized Stock Amendment Proposal and Proposal 3, the Nasdaq Issuance Proposal, are not approved, the Company will not be able to consummate the closing of the Debentures.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE AUTHORIZED STOCK AMENDMENT
PROPOSAL AS SET FORTH IN THIS PROPOSAL 1.

PROPOSAL 2

APPROVAL OF THE REVERSE SPLIT AMENDMENT PROPOSAL
On January 30, 2023, the Board adopted a resolution approving, and recommending that the Company’s stockholders approve, this proposal to grant the Board the authority to file an amendment (the “Reverse Split Amendment”) to the Company’s Certificate of Incorporation to effect a reverse stock split (the “Reverse Stock Split”) at any ratio in the Board’s sole discretion, from 1-for-2 to 1-for-50, in order to reduce the number of shares of Common Stock outstanding. Pursuant to the proposed Reverse Split Amendment, the form of which is attached to this proxy statement as Appendix B, no changes will be made to the total number of shares of Common Stock authorized for issuance under the Certificate of Incorporation, except with respect to the Authorized Stock Charter Amendment described in Proposal 1 if such proposal is properly approved at the Special Meeting.
Purposes and Effect of the Reverse Split Amendment
The Board has determined that it is in the best interests of the Company and its stockholders to implement the Reverse Stock Split in order to reduce the number of shares of Common Stock outstanding and to increase the market price of our Common Stock all of which may facilitate further potential business and financing transactions. The Board believes that approval of a proposal providing the Board with this generalized grant of authority with respect to setting the split ratio, rather than mere approval of a pre-defined reverse stock split, will give the Board flexibility to set the ratio in accordance with current market conditions and therefore allow the Board to act in the best interests of the Company and our stockholders. The Reverse Stock Split proposal is not part of a going-private transaction.
If the Reverse Split Amendment is approved by stockholders at the Special Meeting, then it will become effective at 5:30 p.m. Eastern Time on the date of filing of a Certificate of Amendment to our Certificate of Incorporation with the Delaware Secretary of State, which filing is expected to occur promptly following the Special Meeting. The Board reserves the right, notwithstanding stockholder approval of the Reverse Split Amendment and without further action by our stockholders, not to proceed with the Reverse Split Amendment at any time before it becomes effective.
Our Common Stock is listed on the Nasdaq Capital Market. On November 4, 2022, we received a notification letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it is not in compliance with the minimum bid price requirement for continued listing set forth in Nasdaq Listing Rule 5550(a)(2). Nasdaq Listing Rule 5550(a)(2) requires listed securities to maintain a minimum bid price of $1.00 per share, and Nasdaq Listing Rule 5810(c)(3)(A) provides that a failure to meet the minimum bid price requirement exists if the deficiency continues for a period of 30 consecutive business days. The Notice provided that we have 180 calendar days from the date of the Notice, or until May 3, 2023, to regain compliance.
If we do not regain compliance during the compliance period ending May 3, 2023, then Nasdaq may in its discretion determine to grant us an additional 180 calendar day period to regain compliance, provided that we on May 3, 2023 meet the continued listing requirement for market value of publicly held shares and all other applicable initial listing standards for The Nasdaq Capital Market, with the exception of the minimum bid price requirement, and will need to provide Nasdaq written notice of our intent to cure the deficiency during the second compliance period.
If we do not regain compliance within the allotted compliance period or periods, including any extensions that Nasdaq may determine to grant, Nasdaq will provide notice that our Common Stock will be subject to delisting. We would then be entitled to appeal that determination to a Nasdaq hearings panel. There can be no assurance that the Company will regain compliance with the minimum bid price requirement during the 180-day compliance period, secure a second period of 180 days to regain compliance or maintain compliance with the other Nasdaq listing requirements.
The Reverse Stock Split would decrease the total number of shares of our Common Stock outstanding and should, absent other factors, proportionately increase the market price of our Common Stock, which we expect will be above $1.00 per share. Therefore, the Board believes that the Reverse Stock Split is an effective means for us to regain compliance with Nasdaq’s minimum bid price requirement.

After the Reverse Stock Split is effected, if at all, we will continue to be subject to the periodic reporting requirements of the Exchange Act. By itself, the Reverse Stock Split will not have any impact on the market in which our common stock is traded; however, our common stock would be identified with a new CUSIP number following any Reverse Stock Split.
Certain Risks Associated with the Reverse Stock Split
The effect of the Reverse Stock Split upon the market price for our common stock cannot be accurately predicted, and the history of similar stock split combinations for companies in like circumstances is varied. In particular, while we expect that the Reverse Stock Split will result in an increase in the per share price of our Common Stock, there is no assurance that the price per share of our Common Stock after the Reverse Stock Split is implemented will be two, five, ten, fifteen, twenty, thirty, forty or fifty times, as applicable, the price per share of our Common Stock immediately prior to the Reverse Stock Split. Furthermore, there can be no assurance that the market price of our Common Stock immediately after the Reverse Stock Split will be maintained for any period of time. This will depend on many factors, including our performance, prospects and other factors that may be unrelated to the number of shares outstanding.
Even if an increased share price can be maintained, the Reverse Stock Split may not achieve the other desired results which have been outlined above. In particular, we cannot assure you that the Reverse Stock Split will increase our stock price and have the desired effect of maintaining compliance with the initial and continued listing requirements of Nasdaq or any other national securities exchange. On December 13, 2022, we received a delisting determination letter from Nasdaq notifying us that because we had not regained compliance with the $35 million market value of listed securities (“MVLS”) requirement set forth in Nasdaq Listing Rule 5550(b)(2) as of December 12, 2022, our securities would be suspended and delisted from the Nasdaq Capital Market unless we requested a hearing before a Nasdaq Hearings Panel (the “Panel”) to appeal Nasdaq’s delisting determination. Our timely request of such hearing has stayed any further suspension or delisting action by Nasdaq pending completion of the hearing process and the expiration of any extension period that may be granted by the Panel, which has the discretion to grant the Company an extension through June 12, 2023 to regain compliance with the MVLS requirement. The hearing before the Panel is scheduled for February 2, 2023. Thus, even if we successfully regain compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2) as a result of the Reverse Stock Split or otherwise, there can be no assurance that the Panel will determine to continue our listing or that we will timely evidence compliance with the terms of any extension that may be granted by the Panel with respect to the MVLS requirement set forth in Nasdaq Listing Rule 5550(b)(2).
Moreover, because some investors may view a Reverse Stock Split negatively, there can be no assurance that the Reverse Split Amendment will not adversely impact the market price of our Common Stock or, alternatively, that the market price following the Reverse Stock Split will either exceed or remain in excess of the current market price. In addition, although we believe the Reverse Stock Split may enhance the desirability of our Common Stock to certain potential investors, we cannot assure you that, if implemented, our Common Stock will be more attractive to institutional and other long-term investors or that the liquidity of our Common Stock will increase since there would be a reduced number of shares outstanding after the Reverse Stock Split.
Stockholders should recognize that if the Reverse Stock Split is effected, they will own a smaller number of shares than they currently own (a number equal to the number of shares owned immediately prior to the Reverse Stock Split divided by two, five, ten, fifteen, twenty, thirty, forty or fifty, as applicable). Therefore, if the Reverse Stock Split is implemented, some stockholders may consequently own less than one hundred shares of our common stock. A purchase or sale of less than one hundred shares (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.
However, the Board has determined that these negative factors are outweighed by the potential benefits.
Mechanics of the Reverse Stock Split
No Fractional Shares
Stockholders will not receive fractional shares of Common Stock in connection with the Reverse Stock Split. Instead, stockholders who would have been entitled to a fractional share will instead receive such additional fraction of a share of Common Stock as is necessary to increase the fractional share to which they were entitled to a full share.

Effect on Stock Options and Warrants
•
The per share exercise price of any outstanding stock options would be increased proportionately, and the number of shares issuable under outstanding stock options and all other outstanding equity-based awards would be reduced proportionately;

•
The number of shares of Common Stock authorized for future issuance under our stock incentive plans would be proportionately reduced and other similar adjustments would be made under the stock incentive plans to reflect the Reverse Stock Split;

•
The exercise, exchange or conversion price of all other outstanding securities that are exercisable or exchangeable for or convertible into shares of our Common Stock would be proportionately adjusted and the number of shares of Common Stock issuable upon such exercise, exchange or conversion would be proportionately adjusted; and

•
Pursuant to the terms of the Warrants issued to the Investors, the exercise price of the Warrants shall be reduced to equal the lower of (i) the then current exercise price and (ii) the lowest VWAP out of the five trading days commencing on the trading day the Common Stock commences trading as to taking into account such Reverse Stock Split on a post-split basis.

The table below provides examples of a Reverse Stock Split at various ratios between 1-for-2 and 1-for-50:
Shares Outstanding as of January 25, 2023	Reverse Stock Split Ratio	Shares Outstanding After Reverse Stock Split	Reduction in Shares Outstanding
32,105,782	1-for-2	16,052,891	16,052,891
32,105,782	1-for-5	6,421,157	25,684,625
32,105,782	1-for-10	3,210,579	28,895,203
32,105,782	1-for-15	2,140,386	29,965,396
32,105,782	1-for-20	1,605,290	30,500,492
32,105,782	1-for-30	1,070,193	31,035,589
32,105,782	1-for-40	802,645	31,303,137
32,105,782	1-for-50	642,116	31,463,666
The Reverse Stock Split will affect all holders of the Company’s Common Stock uniformly and will not change the proportionate equity interests of such stockholders, nor will the respective voting rights and other rights of holders of the Company’s Common Stock be altered, except for possible changes due to the treatment of fractional shares resulting from the Reverse Stock Split.
The Reverse Stock Split will not affect total stockholders’ equity on the Company’s balance sheet. As a result of the Reverse Stock Split, the stated capital component attributable to the Company’s Common Stock will be reduced to an amount equal to one-half to one-fiftieth of its present amount, in accordance with the range selected by the Board, and the additional paid-in capital component will be increased by the amount by which the Common Stock is reduced. Amounts for earnings (loss) per common share will be restated for the effects of the Reverse Stock Split and will be higher than the previously disclosed amounts because there will be fewer shares of the Company’s Common Stock outstanding.
Book-Entry Shares
The Company’s registered stockholders may hold some or all of their shares of Common Stock electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of Common Stock. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts. If you hold registered shares of Common Stock in book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of Common Stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of Common Stock, a transaction statement will automatically be sent to your address of record by our transfer agent as soon as practicable after the effective date of the Reverse Stock Split indicating the number of shares of Common Stock that you hold.
Authorized Shares of Common Stock
Because the number of authorized shares of Common Stock will not be reduced proportionately, the Reverse Stock Split will increase the ability of the Board to issue authorized and unissued shares without further stockholder action. As discussed under Proposal 1, we currently plan to issue a certain number of authorized but unissued shares pursuant to the Securities Purchase Agreement that would become available as a result of the Reverse Stock Split and the Authorized Stock Charter Amendment. In addition, the development of our business will require substantial additional capital, and continued operations depend on our ability to raise additional funding, which could occur through fundraising transactions that involve issuance of shares of Common Stock or securities convertible into or exercisable for Common Stock; depending on several factors including the number of shares that are issued or issuable in any such transaction, such shares could include authorized but unissued shares that would become available as a result of the Reverse Stock Split.
Appraisal Rights
Under Delaware law, stockholders will not be entitled to exercise appraisal rights in connection with the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.
Interest of Certain Persons in Matters to be Acted Upon
No officer or director has any interest that differs from our stockholders with regard to the treatment of any securities of the Company that they own in the event that the Reverse Stock Split is effected.
Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of the Common Stock and does not purport to be a complete discussion of all possible tax consequences. This discussion does not address all U.S. federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, holders subject to the alternative minimum tax, regulated investment companies or real estate investment trusts, partnerships (or other flow-through entities for U.S. federal income tax purposes and their partners or members), traders in securities that elect to use a mark-to-market method of accounting for their securities holdings, persons holding the Company’s Common Stock as a position in a hedging transaction, straddle, conversion transaction or other risk reduction transaction; persons who acquire shares of the Company’s Common Stock in connection with employment or other performance of services; persons who hold Company Common Stock as qualified small business stock within the meaning of Section 1202 of the Code, U.S. expatriates and foreign stockholders. The following summary is based on the provisions of the Internal Revenue Code (the “Code”), applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult his, her or its own tax advisor as to the particular facts and circumstances that may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Stock Split.
We have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the United States federal income tax consequences of the Reverse Stock Split and there can be no assurance the IRS will not challenge the statements and conclusions set forth in this discussion or that a court would not sustain any such challenge. EACH HOLDER OF COMMON STOCK SHOULD CONSULT SUCH HOLDER’S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO SUCH HOLDER.
The federal income tax consequences of the Reverse Stock Split to a stockholder may depend upon whether such stockholder receives solely a reduced number of shares of common stock in exchange for its old shares of common stock or whether such stockholder also receives an additional fraction of a share of Common Stock (a “Round-Up Fractional Share”) as is necessary to increase the fractional share the shareholder would have received to a full share.
The Company believes that the Reverse Stock Split should constitute a recapitalization pursuant to IRC § 368(a)(1)(E).
Subject to the discussion below addressing the receipt by certain shareholders of a Round up Fractional Share, a stockholder should not recognize gain or loss for federal income tax purposes as a result the Reverse Stock Split. In the aggregate, such stockholder’s basis in the reduced number of shares of Common Stock (aside from any Round-Up Fractional Share) should equal the stockholder’s basis in its old shares of Common Stock and such stockholder’s holding period in the reduced number of shares should include its holding period in its old shares exchanged therefore.

The federal income tax treatment to stockholders who receive a Round-Up Fractional Share is unclear. The IRS may take the position that the receipt of an additional portion of a share results in a distribution, that it results in gain or that no income or gain is recognized. Any income or gain recognized should not exceed the excess of the fair market value of such full share over the fair market value of the fractional share to which such stockholder was otherwise entitled. Stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a Round-Up Fractional Share in the Reverse Stock Split.
The Company should not recognize any gain or loss as a result of the Reverse Stock Split.
The above discussion is not intended or written to be used, and cannot be used by any person, for the purpose of avoiding U.S. Federal tax penalties. It was solely written in connection with the proposed Reverse Stock Split of the Company’s Common Stock.
Vote Required and Recommendation
Delaware law provides that the affirmative vote of the holders of a majority of shares of our outstanding Common Stock is required to approve the Reverse Split Amendment Proposal. Accordingly, the affirmative vote of a majority of the shares of Common Stock outstanding on the Record Date will be required to approve the Reverse Split Amendment Proposal.
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE
REVERSE SPLIT AMENDMENT PROPOSAL SET FORTH IN THIS PROPOSAL 2.

PROPOSAL 3

APPROVAL OF THE NASDAQ ISSUANCE PROPOSAL
We are seeking stockholder approval, as required by Nasdaq Listing Rule 5635(d), of the issuance of more than 19.99% of the outstanding shares of Common Stock in connection with the transactions contemplated by the Securities Purchase Agreement, including the conversion of the Series B Preferred Stock and the Debentures, if issued, and the exercise of the Warrants.
Background
On January 6, 2023, we entered the Securities Purchase Agreement, as amended on January 12, 2023, with four accredited investors (the “Investors”), for the issuance of the Series B Preferred Stock, the Warrants and the Debentures in two tranches. As part of the first tranche, which closed on January 6, 2023 (the “First Closing Date”), and pursuant to the Securities Purchase Agreement, the Company issued (i) 4,222 shares of the Series B Preferred Stock and (ii) Warrants exercisable for up to 6,125,000 shares of Common Stock, each in a private placement pursuant to exemptions from registration in Section 4(a)(2) under the Securities Act of 1933, as amended (the “Securities Act”), and/or the safe harbors under Rule 506 of Regulation D and/or Regulation S promulgated thereunder.
Each share of Series B Preferred Stock is convertible into that number of shares of Common Stock determined by dividing $1,000 by the lesser of (i) $1.00 (the “Fixed Conversion Price”) and (ii) 90% of the average of the three lowest volume-weighted average prices (“VWAPs”) during the 10 consecutive trading days immediately prior to the applicable conversion date (the “Variable Conversion Price” and together with the Fixed Conversion Price, collectively, the “Conversion Price”); provided, however, that in no instance shall the Conversion Price be less than $0.08988, which is 20% of the Minimum Price (as defined under applicable Nasdaq rules)(the “Floor Price”). Based on the prevailing Conversion Price as of   , 2023, the 4,222 shares of Series B Preferred Stock issued to the Investors are convertible into     shares of our Common Stock. Based on the Floor Price, the 4,222 shares of Series B Preferred Stock issued to the Investors are convertible into 46,973,972 shares of our Common Stock.
The Warrants are exercisable for up to 6,125,000 shares of Common Stock at an exercise price of $1.00 per share, subject to certain adjustments, for a term of five years. In the event of a reverse stock split, the exercise price of the Warrants shall be reduced to equal the lower of (i) the then current exercise price and (ii) the lowest VWAP out of the 5 trading days commencing on the trading day the Common Stock commences trading after taking into account such split on a post-split basis.
Prior to obtaining stockholder approval of the Authorized Stock Amendment Proposal and this Nasdaq Issuance Proposal (“Stockholder Approval”), the Warrants may not be exercised and the Series B Preferred Stock may not be converted for shares of Common Stock which, when aggregated with any shares of Common Stock issued pursuant to conversion of the Series B Preferred Stock or the exercise of any Warrant, would exceed (i) 19.99% of the Company’s outstanding stock as of January 6, 2023, subject to adjustments for stock splits, stock dividends and the like or (ii) the maximum number of shares of Common Stock available for issuance from the Company’s authorized capital stock.
Pursuant to the Securities Purchase Agreement, we also agreed to issue Debentures to the Investors in an aggregate principal amount of $8,888,888, in a private placement pursuant to exemptions from registration in Section 4(a)(2) under the Securities Act, and/or the safe harbors under Rule 506 of Regulation D and/or Regulation S promulgated thereunder, on the second closing date (the “Second Closing Date”), which such date is to be within five trading days of the later of (i) the date of the Stockholder Approval and (ii) the effective date of the registration statement registering for resale the shares of Common Stock underlying the Preferred Stock, the Warrants and the Debentures, which registration statement was filed with the SEC on January 12, 2023. The Debentures will be convertible, at the option of the holder, into shares of Common Stock at the Conversion Price (as defined above with respect to the Series B Preferred Stock); provided, however, that in no instance shall the Conversion Price be less than the Floor Price. The Debentures will have a maturity date of two years from the date of issuance and an interest rate of 6% per annum payable quarterly in cash or, at the option of the Company, in Common Stock at a conversion rate equal to 90% of the lesser of (i) the average of the VWAPs for the 10 consecutive trading days immediately prior to the applicable interest payment date or (ii) the average of the VWAPs for the 10 consecutive trading days immediately prior to the applicable interest payment date. Based on the prevailing Conversion Price as of   , 2023, the Debentures to be issued to the Investors will be convertible into approximately    shares of our Common Stock. Based on the Floor Price, the Debentures to be issued to the Investors will be convertible into 98,897,287 shares of our Common Stock.

All of the Investors are subject to a beneficial ownership cap limitation of 4.99% (the “Ownership Cap”) and the Investors shall not be able to convert or exercise any of the Series B Preferred Stock, the Warrants or the Debentures in excess of that limitation. Any holder of the Series B Preferred Stock, the Warrants or the Debentures may, upon providing 60 days’ written notice to the Company, decrease or increase the Ownership Cap, provided that in no event shall the Ownership Cap exceed 9.99%.
Nasdaq Listing Rules
Because our common stock is traded on the Nasdaq Capital Market, we are subject to the Nasdaq Listing Rules, including Rule 5635(d).
Pursuant to Listing Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the “Minimum Price” as defined in the Nasdaq Listing Rules. Because the conversion price of the Series B Preferred Stock and the Debentures could be based on a discount to the average of the three lowest VWAPs in the trailing 10 days, and because the Warrant exercise price is subject to adjustment in the event of a reverse stock split, each of such conversion and/or exercise could result in the issuance of shares of our Common Stock at a price per share that is less than the Minimum Price, which shares could exceed 6,146,679 shares (or 19.99% of our pre-transaction outstanding common stock or voting power on January 6, 2023). Assuming conversion in full of the Series B Preferred Stock and the Debentures at the floor price of $0.08988 per share, it could result in the issuance of an aggregate of 145,871,259 shares of our Common Stock (assuming no prior conversions or cash redemptions).
Accordingly, to comply with Listing Rule 5635(d) and our undertakings in the Securities Purchase Agreement, we are seeking stockholder approval of the issuance of shares of our Common Stock upon conversion of the Series B Preferred Stock and the Debentures.
Consequences of Not Obtaining Stockholder Approval
If stockholders do not vote in favor of this Nasdaq issuance proposal, (i) the Series B Preferred Stock will not be fully convertible, (ii) the Warrant may not be fully exercisable and (ii) we will not be able to issue the Debentures and will not receive the gross proceeds of $8,000,000 for such issuance. If we are not able to issue the Debentures, we may be severely restricted in our ability to pursue the additional financing required to support and grow our business.
Additional Information
This summary is intended to provide you with basic information concerning the Securities Purchase Agreement, the Series B Preferred Stock, the Warrants and the Debentures. The full text of the Securities Purchase Agreement, the amendment to the Securities Purchase Agreement, the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock, as filed with the Delaware Secretary of State on January 6, 2023 and the form of the Warrants were filed as exhibits to our Current Report on Form 8-K filed with the SEC on January 12, 2023 (the “Form 8-K”). The Form 8-K and the documents filed as exhibits thereto are incorporated herein by reference.
Interest of Certain Persons in Matters to be Acted Upon
No officer or director has any interest that differs from our stockholders with regard to this Nasdaq Issuance Proposal.
Vote Required
In accordance with our Bylaws and applicable Nasdaq rules, the affirmative vote of a majority of the votes cast at the Special Meeting by the holders entitled to vote thereon will be required to approve this Nasdaq Issuance Proposal. The Investors, to the extent they own any shares of our Common Stock, will not be entitled to vote on the Nasdaq Issuance Proposal.
THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE
NASDAQ ISSUANCE PROPOSAL AS SET FORTH IN PROPOSAL 3.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding beneficial ownership of shares of our Common Stock as of January 25, 2023, by (i) each person known to beneficially own more than 5% of our outstanding Common Stock, (ii) each of our directors, (iii) each of our named executive officers and (iv) all directors and executive officers as a group. Shares are beneficially owned when an individual has voting and/or investment power over the shares or could obtain voting and/or investment power over the shares within 60 days of January 25, 2023. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o HyreCar Inc., 915 Wilshire Blvd., Suite 1950, Los Angeles, CA 90017.
Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Shares Beneficially Owned(1)
Executive officers and directors:
Eduardo Iniguez	—	*%
Grace Mellis(2)	324,873	1.01%
Michael Root(3)	142,134	*%
Joseph Furnari(4)	542,177	1.68%
Brooke Skinner Ricketts(5)	231,186	*%
Jayaprakash Vijayan(6)	94,001	*%
Brian Allan(7)	99,799	*%
All Officers and Directors as a group (7 persons)	1,434,170	4.45%

5% or greater holders:
Arctis Global, LLC(8)	3,920,849	12.21%
State Street Corporation (SSgA)(9)	1,620,236	5.05%
The Goldman Sachs Group, Inc.(10)	1,751,211	5.45%
Entities Affiliated with Altium Growth Fund, LP.(11)	1,736,915	5.41%
Walleye Opportunities Master Fund(12)	1,792,177	5.58%
Anson Investments Master Fund LP(13)	22,082,028(14)	40.75%(15)
Anson East Master Fund LP(16)	5,526,070(14)	14.68%(15)
Alto Opportunity Master Fund, SPC – Segregated Master Portfolio B(17)	3,468,028(14)	9.75%(15)
Sabby Volatility Warrant Master Fund, Ltd.(18)	27,608,098(14)	46.23%(15)
William F. Holmes(19)	2,042,809	6.36%
*	less than 1%
(1)
As of January 25, 2023, there were 32,105,782 shares of our Common Stock were outstanding. Shares of Common Stock currently issuable or issuable within 60 days of January 20, 2023, are deemed to be outstanding in computing the percentage of beneficial ownership of the person holding such securities, but are not deemed to be outstanding in computing the percentage of beneficial ownership of any other person.

(2)
Includes (i) 324,873 shares of Common Stock beneficially held by Ms. Mellis; and (ii) 0 shares of Common Stock currently issuable or issuable within 60 days of January 25, 2023 pursuant to restricted stock units held by Ms. Mellis.

(3)
Includes (i) 142,134 shares of Common Stock beneficially held by Mr. Root; and (ii) 0 shares of Common Stock currently issuable or issuable within 60 days of January 25, 2023 pursuant to restricted stock units held by Mr. Root.

(4)
Includes (i) 393,607 shares of Common Stock beneficially held by Mr. J. Furnari; and (ii) 148,570 shares of Common Stock currently issuable or issuable within 60 days of January 25, 2023 pursuant to options held by Mr. J. Furnari.

(5)
Includes (i) 231,186 shares of Common Stock beneficially held by Ms. Skinner Ricketts; and (ii) 0 shares of Common Stock currently issuable or issuable within 60 days of January 25, 2023 pursuant to restricted stock units held by Ms. Skinner Ricketts.

(6)
Includes (i) 94,001 shares of Common Stock beneficially held by Mr. Vijayan; and (ii) 0 shares of Common Stock currently issuable or issuable within 60 days of January 25, 2023 pursuant to restricted stock units held by Mr. Vijayan.

(7)
Includes 96,674 shares of Common Stock beneficially held by Mr. Allan; and (ii) 3,125 shares of Common Stock currently issuable or issuable within 60 days of January 25, 2023 pursuant to restricted stock units held by Mr. Allan.

(8)	Based on the Form 4 filed by Arctis Global, LLC with the SEC on September 28, 2022. The address for Arctis Global, LLC is AM Towers, 7th Floor, 207 Calle de Parque, San Juan, PR 00912-3242.
(9)
Solely based on the Schedule 13G filed by State Street Corporation and SSGA Funds Management, Inc. with the SEC on February 11, 2022. The address for State Street Corporation and SSGA Funds Management is State Street Financial Center, 1 Lincoln Street, Boston, MA 02111.

(10)
Solely based on the Schedule 13G filed by The Goldman Sachs Group, Inc. with respect to various of its operating units with the SEC on January 31, 2022. The address for Goldman Sachs Group, Inc. is 200 West Street, New York, NY 10282.

(11)
Solely based on the Schedule 13G filed by Altium Capital Management, LP, Altium Growth Fund, LP (the “Fund”), and Altium Growth GP, LLC (each together, the “Altium Entities”) with the SEC on November 9, 2022. The Fund is the record and direct beneficial owner of the securities. Altium Capital Management, LP is the investment adviser of, and may be deemed to beneficially own securities, owned by, the Fund. Altium Growth GP, LLC is the general partner of, and may be deemed to beneficially own securities owned by, the Fund. The address for the Altium Entities is 152 West 57th Street, FL 20, New York, NY 10019.

(12)
Walleye Opportunities Master Fund (“Walleye Opportunities”) directly beneficially owns the shares of Common Stock. Walleye Capital LLC (“Walleye Capital”), as the Manager of Walleye Opportunities, may be deemed to beneficially own the shares of Common Stock beneficially owned by Walleye Opportunities. The address of Walleye Opportunities and Walleye Capital is 2800 Niagara Lane North, Plymouth, MN 55447.

(13)
Anson Advisors Inc. and Anson Funds Management LP, the Co-Investment Advisors of Anson Investments Master Fund LP (“Anson”), hold voting and dispositive power over the Common Stock held by Anson. Bruce Winson is the managing member of Anson Management GP LLC, which is the general partner of Anson Funds Management LP. Moez Kassam and Amin Nathoo are directors of Anson Advisors Inc. Mr. Winson, Mr. Kassam and Mr. Nathoo each disclaim beneficial ownership of these shares of Common Stock except to the extent of their pecuniary interest therein. The principal business address of Anson is Maples Corporate Services Limited, PO Box 309 UGland House, Grand Cayman, KY1-1104, Cayman Islands.

(14)
The amount of Common Stock owned by the beneficial owner was calculated assuming (i) the full conversion of the Series B Preferred Stock held by the corresponding beneficial owner at the Floor Price (as defined and further described under the section titled “Description of Securities”); (ii) the full exercise of the Warrants held by the beneficial owner at an exercise price of $1.00 per share (assuming no anti-dilution or other adjustments as set forth in the Warrant); and (iii) receipt of Stockholder Approval. This figure does not include the Common Stock underlying the Debentures, which have not been and may not be issued within 60 days of January 25, 2023. Pursuant to the Certificate of Designation and the Warrant, the beneficial owner’s beneficial ownership shall not exceed 4.99% immediately following any conversion and/or exercise of the Series B Preferred Stock or Warrants, as the case may be.

(15)
The percentage of Common Stock owned by the beneficial owner was calculated assuming (i) the full conversion of the Series B Preferred Stock held by the corresponding beneficial owner at the Floor Price (as defined and further described under the section titled “Description of Securities”) (assuming no anti-dilution adjustments); (ii) the full exercise of the Warrants held by the beneficial owner at an exercise price of $1.00 per share (assuming no anti-dilution or other adjustments as set forth in the Warrant), as indicated in the second column; and (iii) receipt of Stockholder Approval. Pursuant to the Certificate of Designation and the Warrant, the beneficial owner’s beneficial ownership shall not exceed 4.99% immediately following any conversion and/or exercise of the Series B Preferred Stock or Warrants, as the case may be.

(16)
Anson Advisors Inc. and Anson Funds Management LP, the Co-Investment Advisors of Anson East Master Fund LP (“Anson East”), hold voting and dispositive power over the Common Stock held by Anson East. Bruce Winson is the managing member of Anson Management GP LLC, which is the general partner of Anson Funds Management LP. Moez Kassam and Amin Nathoo are directors of Anson Advisors Inc. Mr. Winson, Mr. Kassam and Mr. Nathoo each disclaim beneficial ownership of these shares of Common Stock except to the extent of their pecuniary interest therein. The principal business address of Anson East is Maples Corporate Services Limited, PO Box 309 UGland House, Grand Cayman, KY1-1104, Cayman Islands.

(17)
Ayrton Capital LLC, the investment manager to Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B, has discretionary authority to vote and dispose of the shares held by Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B and may be deemed to be the beneficial owner of these shares. Waqas Khatri, in his capacity as Managing Member of Ayrton Capital LLC, may also be deemed to have investment discretion and voting power over the shares held by Alto Opportunity Master Fund, SPC - Segregated Master Portfolio B. Ayrton Capital LLC and Mr. Khatri each disclaim any beneficial ownership of these shares. The address of Ayrton Capital LLC is 55 Post Rd West, 2nd Floor, Westport, CT 06880.

(18)
Sabby Management, LLC is the investment manager of Sabby Volatility Warrant Master Fund, Ltd. and shares voting and investment power with respect to these shares in this capacity. As manager of Sabby Management, LLC, Hal Mintz also shares voting and investment power on behalf of Sabby Volatility Warrant Master Fund, Ltd. Each of Sabby Management, LLC and Hal Mintz disclaims beneficial ownership over the securities listed except to the extent of their pecuniary interest therein.

(19)	Solely based on the Schedule 13D filed by William F. Holmes with the SEC on January 17, 2023. The address for William F. Holmes is 831 Camden Park CT, Atlanta, GA 30342.

STOCKHOLDER PROPOSALS
The Company intends to hold a regular annual meeting in 2023 regardless of the outcome of the matters to be submitted at the Special Meeting. If any stockholder intends to present a proposal to be considered for inclusion in our proxy materials for the 2023 annual meeting of stockholders, the proposal must comply with the requirements of Rule 14a-8 of Regulation 14A of the Exchange Act and must have been received by the Company no later than January 2, 2023, unless the date of our 2023 annual meeting is changed by more than 30 days from June 23, 2023, in which case, the proposal must be received a reasonable time before we begin to print and mail our proxy materials. Stockholders who intend to present a proposal at our 2023 annual meeting of stockholders without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Secretary no earlier than February 23, 2023 but no later than March 25, 2023. All proposals must comply with the applicable requirements or conditions established by the SEC and the Company’s Bylaws, which requires among other things, certain information to be provided in connection with the submission of stockholder proposals. All proposals must be directed to the Secretary of the Company at 915 Wilshire Blvd., Suite 1950, Los Angeles, CA 90017. The persons designated as proxies by the Company in connection with the 2023 annual meeting of stockholders will have discretionary voting authority with respect to any stockholder proposal for which the Company does not receive timely notice.
HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a proxy statement or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.
If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 915 Wilshire Blvd., Suite 1950, Los Angeles, CA 90017, Attn: Secretary. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.
OTHER MATTERS
We have no knowledge of any other matters that may come before the Special Meeting and we do not intend to present any other matters. However, if any other matters shall properly come before the Special Meeting or any adjournment or postponement thereof, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.
We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the internet and mail, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities.
If you do not plan to attend the Special Meeting, in order that your shares may be represented and in order to assure the required quorum, please complete the proxy online as soon as possible. In the event you are able to attend the Special Meeting, at your request, HyreCar will cancel your previously submitted proxy.
BY ORDER OF THE BOARD OF DIRECTORS

Grace Mellis Chairman of the Board of Directors
   , 2023

APPENDIX A

HyreCar Inc. Authorized Stock Charter Amendment

CERTIFICATE OF AMENDMENT
TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
HYRECAR INC.
a Delaware corporation
Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), HyreCar Inc., a corporation organized and existing under the DGCL (the “Corporation”), hereby certifies as follows:
1. On January 30, 2023, the Board of Directors of the Corporation duly adopted a resolution proposing and declaring advisable the following amendment (the “Amendment”) to the Corporation’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate”).
2. The Certificate is hereby amended by deleting Article IV of the Certificate in its entirety and restating the same as follows:
“A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 500,000,000 shares of Common Stock, $0.00001 par value per share (“Common Stock”), and (ii) 15,000,000 shares of Preferred Stock, $0.00001 par value per share (“Preferred Stock”).
B. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Company (the “Board”) is hereby expressly authorized, by filing a certificate (“Certificate of Designation”) pursuant to the DGCL, to provide for the issue of any or all of the unissued and undesignated shares of the Preferred Stock in one or more series, and to fix the number of shares and to determine or alter for each such series, such voting powers, full or limited, or no voting powers, and such designation, preferences and relative, participating, optional, or other rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board providing for the issuance of such shares and as may be permitted by the DGCL. The Board of Directors is also expressly authorized to increase or decrease the number of shares of any series subsequent to the issuance of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Company entitled to vote thereon, without a separate vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any certificate of designation filed with respect to any series of Preferred Stock.
Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Company for their vote; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (this “Certificate of Incorporation”) (including any Certificate of Designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together as a class with the holders of one or more other series of Preferred Stock, to vote thereon by law or pursuant to this Certificate of Incorporation (including any Certificate of Designation filed with respect to any series of Preferred Stock).”
3. This Amendment to the Certificate has been duly approved and adopted by the written consent of a majority of the stockholders of the Corporation entitled to vote thereon in accordance with the provisions of Section 228 and Section 242 of the DGCL.
A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be signed by a duly authorized officer of the Corporation on this    day of    , 2023.
By:
	Name:	Eduardo Iniguez
	Title:	Interim Chief Executive Officer and Chief Financial Officer
A-2

APPENDIX B

HyreCar Inc. Reverse Split Charter Amendment
CERTIFICATE OF AMENDMENT

TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

HYRECAR INC.

a Delaware corporation
Pursuant to Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”), Humanigen, Inc., a corporation organized and existing under the DGCL (the “Corporation”), hereby certifies as follows:
1. On January 30, 2023, the Board of Directors of the Corporation duly adopted a resolution proposing and declaring advisable the following amendment (the “Amendment”) to the Corporation’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate”).
2. Article IV of the Certificate is hereby amended by adding the following new paragraph to effectuate the Reverse Stock Split (as defined below):
“C. Reverse Stock Split. At 5:30 p.m. Eastern Time on    , 2023, (the “Effective Time”), pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, of the Corporation, each     (  ) shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”). No fractional shares shall be issued in connection with the Reverse Stock Split. Instead, stockholders who would have been entitled to a fractional share will instead receive such additional fraction of a share of Common Stock as is necessary to increase the fractional share to which they were entitled to a full share. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional share interests as described above.”
3. This Amendment to the Certificate has been duly approved and adopted by the written consent of a majority of the stockholders of the Corporation entitled to vote thereon in accordance with the provisions of Section 228 and Section 242 of the DGCL.
4. This Amendment to the Certificate shall be effective as of the Effective Time.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Amended and Restated Certificate of Incorporation, as amended, to be signed by a duly authorized officer of the Corporation on this     day of      , 2023.
By:
	Name:	Eduardo Iniguez
	Title:	Interim Chief Executive Officer and Chief Financial Officer
B-1

KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date SCAN TO VIEW MATERIALS & VOTE 0 0 0 0000588739_1 R1.0.0.6 HYRECAR INC. 915 WILSHIRE BLVD., SUITE 1950 LOS ANGELES, CA 90017 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting -Go to www.virtualshareholdermeeting.com/HYRE2023SM You may attend themeeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 0 0 0 1. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to increase the number of authorized shares of the Company's Common Stock from 50,000,000 shares to 500,000,000 shares. 2. To approve an amendment to the Certificate of Incorporation, and to authorize the Board, to effect a reverse stock split of the Company's issued and outstanding Common Stock within a range from 1-for-2 to 1-for-50, with the exact ratio of the reverse stock split to be determined by the Board in their sole discretion. For Against Abstain 0 0 0 3. To approve, as required by and in accordance with Nasdaq Listing Rule 5635(d), the issuance of more than 19.99% of our outstanding Common Stock at a price per share that is less than the "Minimum Price" pursuant to the transactions contemplated by that certain Securities Purchase Agreement, dated January 6, 2023, and as amended January 12, 2023, by and between the Company and the parties thereto, including (i) the conversion in full of the shares of Series B Preferred Stock issued thereunder, (ii) the exercise in full of the common stock purchase warrants issued thereunder and (iii) the conversion in full of the secured convertible debentures to be issued thereunder. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000588739_2 R1.0.0.6 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Proxy Statement is/are available at www.proxyvote.com HYRECAR INC. Special Meeting of Shareholders May 21, 2023 10:00 AM This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Eduardo Iniguez and AJ Lee or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of HYRECAR INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of Shareholders to be held at 10:00 AM, Pacific Time on May 21, 2023, at www.virtualshareholdermeeting.com/HYRE2023SM, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side